Exhibit 99.2

Braiin Limited, a Leading Precision Agriculture Solutions and Analytics Services Company, Announces Plans to go public via Business Combination with Northern Revival Acquisition Corporation

●	Braiin Limited, an Australia-based company that provides end-to-end precision agriculture solutions and analytics services to farmers and land bureaus that improve farm productivity, crop yields, and environmental sustainability, has entered into a business combination agreement with Northern Revival Acquisition Corporation (NRAC).

●	Combined company transaction is expected to be valued at approximately $215 million, assuming no redemptions of current NRAC public shareholders, with the proposed business combination expected to be completed in Q2 or Q3 of 2023. Braiin is revenue and EBITDA positive and is positioned for growth.

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Prior to entering into the business combination agreement, NRAC signed a forward purchase agreement for up to 2.5 million shares with Meteora Special Opportunity Fund I, LP, Meteora Select Trading Opportunities Master, LP, and Meteora Capital Partners, LP (collectively, “Meteora”). Entities and funds managed by Meteora own equity interests in NRAC’s sponsor. Based on a $10.00 price, the 2.5 million shares would be valued at approximately $25 million

New York, NY, and Subiaco, Western Australia March 21, 2023 — Northern Revival Acquisition Corporation (NASDAQ: NRAC) (“NRAC”), a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, or similar business combination with one or more businesses, announced today that it has entered into a business combination agreement (the “BCA”) with Braiin Limited (“Braiin”), a multi-faceted agricultural technology company with differentiated technologies and capabilities that dynamically address high growth market trends across the agriculture ecosystem.

Braiin provides a precision agriculture technology platform that revolutionizes traditional farm management through automation, insights, and connectivity, operating in three key divisions that provide connectivity infrastructure, drones, imagery, analytics, and actionable productivity recommendations to farms:

●	Internet of Things (IoT): The remoteness of most agriculture locations often poses a significant challenge for clients who need reliable wireless connectivity solutions. With the increasing demand for IoT connectivity in these industries, Braiin’s technology offers a comprehensive solution for customers seeking IoT functionality and reporting capabilities.

●	Robotics: Agricultural drones are deployed, enabling farms to increase productivity leading to higher crop yields and healthier crops. Braiin is the first company to be certified in any country to operate fully autonomous aerial robots for crop spraying.

●	Software: Software and artificial intelligence/machine learning (AI/ML) technologies that improve supply chain transparency, speed up payment processes, and reduce critical business challenges such as fraud and corruption.

As farmers’ margins are being challenged from all angles - rising costs and falling margins, Braiin’s integrated platform allows farmers to drive increased yields. The core technology helps improve yields by an estimated 20-25% by mapping the landscape, monitoring microclimates, and automating cultivation.

The company currently has over 300 employees and offices in six countries.

A commitment to ESG values

●	Lower Water Usage and Soil Preservation: Human activities leave soil vulnerable to erosion, with an estimated 80% of croplands expected to experience water scarcity. Braiin’s IoT sensor and drone technology can reduce water usage by up to 85% and fertilizer usage by up to 50% by observing crops and their environment and applying them to only areas in need.

●	Reduce Health Hazards and Ensure Worker Safety: Using our drone technology to spray crops can reduce farm workers’ health risks from bronchial asthma, cancer, kidney failure, and musculoskeletal problems due to backpack spraying of chemicals by moving workers to safer jobs like crop harvesting, tilling, etc. that reduce or eliminate their exposure

●	Environment Friendly: Our environmentally friendly rechargeable battery electric drones replace gasoline-powered sprayers and other fossil-fuel-burning machines, substantially reducing carbon emissions where they are operated.

Management Comments

Natraj Balasubramanian, Chief Executive Officer of Braiin, remarks, “Partnering with Northern Revival Acquisition Corporation is a major milestone in our company’s development. This business combination and entry into the public markets will allow us access to a much larger pool of capital and increase awareness and adoption of our products and services to expand the practice of precision agriculture around the world.”

Aemish Shah, Chairman and CEO of NRAC, said: “Braiin is driving agriculture to the future by leveraging AI/ML to improve outcomes that aid farmers. Braiin’s strong and profitable revenue growth gives credence to the power of its technology to move the agriculture industry forward.”

Transaction Overview

Under the BCA, NRAC will acquire all the outstanding shares of Braiin from its existing shareholders in exchange for newly issued ordinary shares of NRAC. Braiin shareholders holding 100% of its currently outstanding ordinary shares have signed on to sell their shares to NRAC under the BCA. Prior to closing, all convertible securities of Braiin will be converted into Braiin ordinary shares, which will also be exchanged for NRAC ordinary shares. The pro forma value of the combined company is expected to be approximately $215 million.

Upon the closing, current Braiin shareholders will retain 100% of their equity through new ordinary shares of NRAC and will own approximately 65% of the post-closing combined public company, assuming no redemptions by NRAC’s public shareholders.

The transaction is expected to close in Q2 or Q3 of 2023 and is subject to approval by NRAC’s shareholders and other customary closing conditions.

About Northern Revival Acquisition Corp. (NRAC)

NRAC is a special purpose acquisition company formed for the purpose of effecting a merger, stock purchase, or similar business combination. While NRAC may pursue an acquisition opportunity in any industry or sector, it focused its search in the software and tech-enabled services space. The team is composed of seasoned executives with a unique combination of experiences in wholesale and retail, logistics, distribution, technology development and transformation, investing, banking, and capital markets. NRAC is led by its Chief Executive Officer and Chairman, Aemish Shah, and its Chief Financial Officer and director, Manpreet Singh.

To learn more, visit: www.nraccorp.com

About Braiin

Braiin is a multi-faceted agricultural technology company with differentiated technologies and capabilities that dynamically address high-growth market trends across the entire agriculture ecosystem. Braiin is a company for the 21st century positioned to revolutionize traditional farm management through its precision agriculture platform that provides end-to-end precision agriculture solutions and analytics services to farmers and land bureaus that improve farm productivity, crop yields, and environmental sustainability using cutting-edge technologies, including Robotics, AI/ML, software and IoTs.

The United Nations estimates that the world’s population will increase by 2.2 billion people by 2050. As a result, the world faces the challenge of growing more food on existing farms, as there is limited new land suitable for agricultural cultivation. The United Nations estimates that yields will need to increase significantly in the next 30 years to feed the estimated 10 billion people, a daunting task without a technological leap. Braiin is ideally positioned to help address this challenge.

Braiin is led by its Co-Founder and Chief Executive Officer Natraj Balasubramanian, and its Co-Founder, and Chief Technical Officer, Darren McVean

To learn more, visit: https://www.braiin.com/

Advisors

Loeb & Loeb LLP is serving as legal advisor to NRAC, and Winston & Strawn LLP is serving as legal advisor to Braiin.

Additional Information and Where to Find It

In connection with the BCA and the proposed Transaction, NRAC intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-4, which will include a document that serves as a proxy statement of NRAC, referred to as a proxy statement/prospectus relating to the proposed Transaction. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that NRAC has filed or may file with the SEC in connection with the proposed Transaction. NRAC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus filed in connection with the proposed Transaction, as these materials will contain important information about NRAC, Braiin, the BCA, and the proposed Transaction. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Transaction will be mailed to shareholders of NRAC as of a record date to be established for voting on the proposed Transaction. Before making any voting or investment decision, investors and shareholders of NRAC are urged to carefully read the entire proxy statement, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Transaction. NRAC investors and shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to:

Northern Revival Acquisition Corporation, 4001 Kennett Pike, Suite 302

Wilmington, DE 19807

Participants in the Solicitation

NRAC and Braiin and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from NRAC’s shareholders with respect to the proposed Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Transaction of NRAC’s directors and officers in NRAC’s filings with the SEC, including, when filed with the SEC, the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus, and other documents filed with the SEC. Such information with respect to Braiin’s directors and executive officers will also be included in the proxy statement/prospectus.

No Offer or Solicitation

This press release is not a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction and will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This press release contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transaction between NRAC and Braiin, including without limitation statements regarding the anticipated benefits of the proposed Transaction, the anticipated timing of the proposed Transaction, the implied enterprise value, future financial condition and performance of Braiin and the combined company after the closing and expected financial impacts of the proposed Transaction, the satisfaction of closing conditions to the proposed Transaction, the level of redemptions of NRAC’s public shareholders and the products, services, markets and expected future performance and market opportunities of Braiin. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all (ii) the failure to satisfy the conditions to the consummation of the proposed transaction; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the BCA; (iv) the failure to achieve the minimum amount of cash available following any redemptions by NRAC’s shareholders; (v) the failure to meet The Nasdaq Capital Market’s initial listing standards in connection with the consummation of the proposed transaction; (vi) the effect of the announcement or pendency of the proposed transaction on Braiin’s business relationships, operating results, and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of Braiin; (viii) the outcome of any legal proceedings that may be instituted against Braiin or against NRAC related to the BCA or the proposed transaction; (ix) changes in the markets in which Braiin competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; (x) changes in domestic and global general economic conditions; (xi) risk that Braiin may not be able to execute its growth strategies; (xii) risks related to the ongoing COVID-19 pandemic and response, including supply chain disruptions; (xiii) risk that Braiin may not be able to develop and maintain effective internal controls; (xiv) costs related to the proposed transaction and the failure to realize anticipated benefits of the proposed transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; (xv) the ability to recognize the anticipated benefits of the proposed transaction and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of Braiin to grow and manage growth economically and hire and retain key employees; (xvi) the risk that Braiin may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; (xvii) the risk that Braiin will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xviii) the risk that BRAIIN, post-combination, experiences difficulties in managing its growth and expanding operations; (xix) the risk of product liability or regulatory lawsuits or proceedings relating to Braiin’s business; (xx) the risk of cyber security or foreign exchange losses; (xxi) the risk that Braiin is unable to secure or protect its intellectual property; and (xxiii) those factors discussed in NRAC’s filings with the SEC and that that will be contained in the proxy statement/prospectus relating to the proposed transaction.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement, and other documents to be filed by NRAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Braiin and NRAC may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither Braiin nor NRAC gives any assurance that Braiin or NRAC, or the combined company, will achieve its expectations. These forward-looking statements should not be relied upon as representing NRAC’s or Braiin’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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INVESTOR CONTACT:

investorrelations@nraccorp.com

MEDIA CONTACT:

Rick Keating

rjk@keatingco.com

212 925 6900

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